UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2025

DAILY JOURNAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-14665	95-4133299
(Commission File Number)	(IRS Employer Identification No.)

915 E. First Street
Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

(213) 229-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 26, 2025, Daily Journal Corporation (the “Company”) issued a press release addressing the brazen threats and numerous false statements made by Buxton Helmsley USA, Inc. and its chief executive officer, Alexander Erwin Parker, in a flood of letters and emails to the Company and its directors and officers since December 13, 2025.  That press release is attached hereto as Exhibit 99.1.

The Company believes that the natural inclination of respectable people is to take the high road; to rise above nonsense and let the true character of others emerge, and for facts to speak for themselves. That is why the Company is making public Mr. Parker’s “private correspondence” so that stockholders can read for themselves why the Company believes Mr. Parker is engaged in nothing more than a relentless harassment campaign.  Threatening and making disciplinary referrals to professional licensing bodies and regulatory authorities when someone disagrees with your accounting interpretation or refuses to enter into a “cooperation agreement” with you is not respectable behavior.

The Company also believes that sometimes the only correct path is to take a strong stand and defend against the outrageous, particularly when it seeks to mislead and create uncertainty and doubt. When his threats failed to achieve his goals, Mr. Parker appears to have shifted to a strategy of capitalizing on complexity and relentlessness.  Perhaps Mr. Parker believes he can churn out plausible sounding turbulence for those unfamiliar with SEC compliance and the effective running and oversight of a public company. The rules and norms can be prosaic, complex and easily misunderstood (often by him, as we’ve shown).

This is not a “he-said, she-said” situation where the truth is somewhere in the middle.  We believe Mr. Parker’s talk of stockholder advocacy is disingenuous and driven by self-serving motives.  Stockholders are invited to see his modus operandi first-hand by reading the correspondence attached hereto as Exhibits 99.2 through 99.13.

Shortly before he died, the Company’s former Chairman Charlie Munger offered one of his “greatest lessons”: get toxic people out of your life and do it fast. The Company believes this is terrific advice.

Stockholders do not need to take any action at this time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 26, 2025
99.2	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 13, 2025
99.3	Second Letter from Buxton Helmsley USA Inc., dated December 13, 2205
99.4	Email correspondence from Alexander Erwin Parker to Rasool Rayani on December 15, 2025
99.5	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 17, 2025
99.6	Letter from Buxton Helmsley USA, Inc. to John Frank, dated December 18, 2025
99.7	Email correspondence from Alexander Erwin Parker to John Frank on December 18, 2025
99.8	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 19, 2025
99.9	Letter from Buxton Helmsley USA, Inc. to Erik Nakamura, dated December 19, 2025
99.10	Letter from Buxton Helmsley USA, Inc. to John Frank and Mary Conlin, dated December 21, 2025
99.11	Email correspondence from Alexander Erwin Parker to John Frank on December 22, 2025
99.12	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 24, 2025
99.13	Email correspondence from Alexander Erwin Partker to Erik Nakamura on December 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this communication are “forward-looking” statements that involve risks and uncertainties that may cause actual future events or results to differ materially from those described in the forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “should,” “believes,” “will,” “plans,” “estimates,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. The Company disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments, or otherwise. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to have been correct. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in documents the Company files with the Securities and Exchange Commission.

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for the 2026 Annual Meeting of Stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at ir.dailyjournal.com.

Participants

The Company, along with its directors, officers and certain employees, will be participants in the solicitation of proxies with respect to the 2026 Annual Meeting of Stockholders. Information about the Company’s executive officers and directors and their holdings of Company stock is located in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, filed with the SEC on January 8, 2025, and will be updated in the proxy statement for the 2026 Annual Meeting. These documents are or will be available free of charge at www.sec.gov and at ir.dailyjournal.com.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	/s/ Steven Myhill-Jones

Steven Myhill-Jones
Chairman of the Board and
Chief Executive Officer

Dated: December 29, 2025

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 26, 2025
99.2	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 13, 2025
99.3	Second Letter from Buxton Helmsley USA Inc., dated December 13, 2205
99.4	Email correspondence from Alexander Erwin Parker to Rasool Rayani on December 15, 2025
99.5	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 17, 2025
99.6	Letter from Buxton Helmsley USA, Inc. to John Frank, dated December 18, 2025
99.7	Email correspondence from Alexander Erwin Parker to John Frank on December 18, 2025
99.8	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 19, 2025
99.9	Letter from Buxton Helmsley USA, Inc. to Erik Nakamura, dated December 19, 2025
99.10	Letter from Buxton Helmsley USA, Inc. to John Frank and Mary Conlin, dated December 21, 2025
99.11	Email correspondence from Alexander Erwin Parker to John Frank on December 22, 2025
99.12	Letter from Buxton Helmsley USA, Inc. to the Company, dated December 24, 2025
99.13	Email correspondence from Alexander Erwin Partker to Erik Nakamura on December 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)